PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

ACTIVE M EMERGING MARKETS EQUITY FUND

SUPPLEMENT DATED SEPTEMBER 17, 2024 TO

PROSPECTUS AND SAI DATED JULY 31, 2024

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved the termination of Ashmore Investment Management Limited (“Ashmore”) as a sub-adviser to the Active M Emerging Markets Equity Fund (the “Fund”) effective on or about September 17 , 2024, and the appointment of FIAM LLC (“FIAM”) as a sub-adviser to the Fund effective on or about September 26, 2024. During this sub-adviser transition period, Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, will manage the portion of the Fund previously managed by Ashmore. Accordingly, effective September 17, 2024, the Prospectus and SAI are amended as follows:

1.	All references to Ashmore in the Prospectus and SAI are hereby deleted.

2.	The paragraph under the section entitled “FUND SUMMARIES – Active M Emerging Markets Equity Fund – Management” on page 168 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Active M Emerging Markets Equity Fund. Kelly Finegan and Kaz Sikora, each a Senior Vice President of NTI, have been managers of the Fund since May 2023. Axiom Investors LLC, FIAM LLC (effective September 26, 2024) and Westwood Global Investments, LLC each serves as a sub-adviser of the Fund. From time to time, the Fund may have little or no assets allocated to any one particular sub-adviser in light of economic or other conditions, as determined by NTI in its sole discretion. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

3.	The following is added to the section entitled “FUND MANAGEMENT – Active M / Multi-Manager Funds – Active M Emerging Markets Equity Fund” on page 197 of the Prospectus:

FIAM LLC (“FIAM”) FIAM will begin to manage a portion of the Fund effective on or about September 26, 2024. FIAM was created in 2005 and its principal offices are located at 900 Salem Street, Smithfield, RI 02917. As of June 30, 2024, FIAM managed approximately $435.98 billion in assets under management.

4.

The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Active M Emerging Markets Equity Fund” on page 92 of the SAI is replaced with the following:

Sub-Advisers
Active M Emerging Markets Equity Fund	Axiom Investors LLC (“Axiom”) FIAM LLC (“FIAM”) (effective September 26, 2024) Westwood Global Investments, LLC (“Westwood”)

5.

The following information is added to the section entitled “INVESTMENT ADVISER, SUB-ADVISERS AND CUSTODIAN – Investment Sub-Advisers” under the Sub-Adviser ownership and control information beginning on page 92 of the SAI:

FIAM

FIAM was created in 2005 as a wholly owned, indirect subsidiary of FMR LLC.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT COMBO PRO&SAI (9/24)